Exhibit 99.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. Voelker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of InfoSpace, Inc. for the year ended December 31, 2002, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of InfoSpace, Inc.

Dated: May 28, 2003	By:	/s/ James F. Voelker
	Name: Title:	James F. Voelker Chairman and Chief Executive Officer

I, David Rostov, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of InfoSpace, Inc. for the year ended December 31, 2002, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of InfoSpace, Inc.

Dated: May 28, 2003	By:	/s/ David Rostov
	Name: Title:	David Rostov Chief Financial Officer